EXHIBIT 10.18




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                           LOAN AND SECURITY AGREEMENT

                                 by and between

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.

                                   as Borrower

                                       and

                       CROSSHILL GEORGETOWN CAPITAL, L.P.,

                                    as Lender

                                January 10, 2003


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                           LOAN AND SECURITY AGREEMENT

      THIS LOAN AND SECURITY AGREEMENT dated January 10, 2003, between CROSSHILL GEORGETOWN CAPITAL, L.P. ("Lender"), whose address is 1000 Wilson Boulevard, Suite 1850, Arlington, Virginia 22209, and SOLUTION TECHNOLOGY INTERNATIONAL, INC. a corporation organized and in good standing in the State of Delaware ("Borrower"), whose address is 5210 Chairmans Court, Suite 3, Frederick, Maryland 21703, provides the terms on which Lender will lend to Borrower and Borrower will repay Lender. The parties agree as follows:

1     ACCOUNTING AND OTHER TERMS

      Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document.

2     LOAN AND TERMS OF PAYMENT

2.1   Promise to Pay.

      Borrower promises to pay Lender the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1 Revolving Advances.

      (a) Lender will make Advances, not exceeding the Committed Revolving Line, through the Revolving Maturity Date when all outstanding Advances plus all accrued interest will be due and payable. Advances, when repaid, may be reborrowed. All Advances shall be evidenced by the Revolving Promissory Note to be executed and delivered by Borrower to Lender on the Closing Date and shall be repaid in accordance with the terms of the Revolving Promissory Note.

      (b) To obtain an Advance, Borrower must notify Lender (the notice is irrevocable) by facsimile no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Advance is to be made. The notice must be in the form of Exhibit B. The notice must be signed by a Responsible Officer or designee of a Responsible Officer.

2.2   Interest Rate, Payments.

      (a) Interest Rate. Advances accrue interest on the outstanding principal balance in accordance with the Revolving Promissory Note at a per annum rate of twelve percent (12%), unless increased pursuant to Section 9.2. Interest is computed on a 360 day year for the actual number of days elapsed, including the day any Advance is made but excluding the day it is repaid.

      (b) Payments. Interest due on the Advances is payable on the first (1st) Business Day of each month. Payment shall be due and payable in full on the Revolving Maturity Date.


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2.3   Fees.

      Borrower will pay:

      (a) Facility Fee. A fully earned, nonrefundable fee in the amount of Seven Thousand Five Hundred Dollars ($7,500) (the "Facility Fee"), Three Thousand Seven Hundred Fifty Dollars ($3,750) of which has already been paid and the balance ($3,750) of which shall be due and payable on the Closing Date.

      (b) Lender Expenses. All Lender Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through the date of this Agreement not in excess of $7,500 are due and payable on the Closing Date, and all such Lender Expenses incurred after the date of this Agreement shall be due and payable fifteen (15) days after written notice thereof from Lender.

2.4   Warrant.

      On the Closing Date, Borrower shall grant to Lender a warrant (the "Warrant") to purchase Series A Preferred Stock. In the event that the Committed Revolving Line is not repaid in full on the Revolving Maturity Date, the Warrant shall provide that the number of shares which Lender shall be entitled to purchase under the Warrant shall increase for each month or portion thereof that the Committed Revolving Line remains unpaid.

3     CONDITIONS OF LOANS

3.1   Conditions Precedent to Initial Credit Extension.

      Lender's obligation to make the initial Credit Extension is subject to its receipt of the following in form and substance satisfactory to the Lender:

      (a)   this Agreement;

      (b)   the Revolving Promissory Note;

      (c) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

      (d)   financing statement (Forms UCC-1);

      (e)   lien search results for Borrower;

      (f)   insurance certificate;

      (g) payment of the Facility Fees and Lender Expenses then due specified in Section 2.3 hereof;

      (h)   the Warrant;


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      (i)   Certificates  of  Good  Standing  and  Foreign   Qualification   (as
applicable);

      (j)   the Intellectual Property Security Agreement;

      (k)   Lender's  completion  of  due  diligence  on  Borrower,   which  due
diligence must be satisfactory to Lender in its sole discretion; and

      (l) such other documents and completion of such other matters as Lender may reasonably deem necessary or appropriate.

3.2   Conditions Precedent to all Credit Extensions.

      Lender's obligations to make each Credit Extension, including the initial Credit Extension, are subject to the following:

      (a)   timely receipt of any Loan Payment/Advance Request Form; and

      (b) the representations and warranties in Section 5 must be true on the date of the Loan Payment/Advance Request Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain true.

4     CREATION OF SECURITY INTEREST

4.1   Grant of Security Interest.

      Borrower grants Lender a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. So long as an Event of Default has occurred and is continuing, Lender may place a "hold" on any deposit account of Borrower maintained with Lender and may instruct any other financial institution which now or hereafter executes a control agreement to place a "hold" on accounts maintained with such institution. If this Agreement is terminated, Lender's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5     REPRESENTATIONS AND WARRANTIES

      Except as set forth on the disclosure schedules attached hereto, as amended from time to time in accordance with Section 12.5, Borrower represents and warrants as follows:

5.1   Due Organization and Authorization.

      Borrower is duly existing and in good standing in the State of Delaware and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. Borrower and each Subsidiary's exact legal name are as set forth on the first page of this Agreement. The


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execution,  delivery  and  performance  of the Loan  Documents  have  been  duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which, or by which it is bound, in which the default could reasonably be expected to cause a Material Adverse Change.

5.2   Collateral.

      Borrower has good title to the Collateral, free of Liens except Permitted Liens. To Borrower's knowledge, the material Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the Account Debtor or to its agent for immediate shipment to and unconditional acceptance by the Account Debtor. Borrower has no notice of any actual
Insolvency Proceeding of any Account Debtor. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property set forth on Schedule 5.2, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent set forth on Schedule 5.2 is valid and enforceable and no part of the Intellectual Property set forth on Schedule 5.2 has been judged invalid or unenforceable, in whole or in part, and no claim has been made to Borrower that any part of such Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

5.3   Litigation.

      There are no actions or proceedings pending or, to the knowledge of any of Borrower's Responsible Officers, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4   No Material Adverse Change in Financial Statements.

      The consolidated financial statements for Borrower, and any Subsidiary, delivered to Lender fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any Material Adverse Change in Borrower's consolidated financial condition since the date of the most recent consolidated financial statements submitted to Lender.

5.5   Solvency.

      The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6   Regulatory Compliance.

      Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of


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Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable law. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.7   Subsidiaries.

      Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8   Full Disclosure.

      No written representation, warranty or other statement of Borrower in any certificate or written statement given to Lender (taken together with all such written certificates and written statements to Lender) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading when made. It being recognized by Lender that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6     AFFIRMATIVE COVENANTS

      Borrower will do all of the following, except with Lender's prior written consent (which consent shall not be unreasonably withheld or delayed), for so long as Lender has an obligation to lend or there are outstanding Obligations:

6.1   Government Compliance.

      Borrower will maintain its existence and good standing as a Registered Organization in only the State of Delaware and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a Material Adverse Change. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which would reasonably be expected to cause a Material Adverse Change.

6.2   Financial Statements, Reports, Certificates.

      Borrower will deliver to Lender: (i) within fifteen (15) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Lender; (ii) a prompt report of any legal actions pending or known by Borrower to be threatened against Borrower or any Subsidiary that could result in damages or costs to


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Borrower  or  any  Subsidiary  of  $100,000  or  more;   (iii)  budgets,   sales
projections, operating plans or other financial information Lender reasonably requests; (iv) prompt notice of any material change in the composition of the Intellectual Property set forth on Schedule 5.2, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Lender or knowledge of an event that materially adversely affects the value of such Intellectual Property; and (v) other information as reasonably requested by Lender from time to time.

6.3   Taxes.

      Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Lender, on demand, appropriate certificates of a Responsible Officer attesting to the payment.

6.4   Insurance.

      Borrower will keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower's industry and similarly situated, and as Lender may reasonably request, with financially sound and reputable insurers. All property policies will have a lender's loss payable endorsement showing Lender as an additional loss payee and all liability policies will show the Lender as an additional insured and provide that the insurer must give Lender at least twenty (20) days notice before canceling its policy. At Lender's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy not otherwise used to repair or replace Borrower's property or assets or otherwise invested in the business of Borrower will, at Lender's option to the extent any Obligations are outstanding hereunder, be payable to Lender on account of the Obligations.

6.5   Registration of Intellectual Property.

      Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property set forth on Schedule 5.2 and promptly advise Lender in writing of material infringements and (ii) not allow any material portion of the Intellectual Property set forth on Schedule 5.2 material to Borrower's business to be abandoned, forfeited or dedicated to the public without Lender's written consent.

6.6   Further Assurances.

      Borrower will execute any further instruments and take further action as Lender reasonably requests to perfect or continue Lender's security interest in the Collateral or to affect the purposes of this Agreement.


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7     NEGATIVE COVENANTS

      Borrower will not do any of the following without Lender's prior written consent (which consent shall not be unreasonably withheld or delayed), for so long as Lender has an obligation to lend or there are any outstanding
Obligations:

7.1   Dispositions.

      Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of the Collateral, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business;
(iii) of worn-out or obsolete Equipment or other assets or (iv) of other Collateral not in excess of $50,000.

7.2   Changes in Business, Ownership, Management or Business Locations.

      Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto or have a change in its ownership of greater than fifty percent (50%) (other than by the sale of Borrower's equity securities in a public offering or to venture capital investors so long as Borrower identifies and advises Lender of the venture capital investors prior to the closing of the investment). Borrower will not, without at least thirty (30) days prior written notice, change its state of formation, relocate its chief executive office or add any new offices or business locations.

7.3   Mergers or Acquisitions.

      Unless the outstanding Obligations will be paid in full in connection therewith or from the proceeds thereof, merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4   Indebtedness.

      Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5   Encumbrance.

      Create, incur, or allow any Lien, except for Permitted Liens, on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.


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7.6   Distributions; Investments.

      Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

7.7   Transactions with Affiliates.

      Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for (i) transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person, (ii) transactions related to customary employment or service arrangements, including the execution of employment contracts, the issuance of stock or stock options, the reimbursement of expenses and the payment of director's fees and (iii) transactions in effect on the date hereof.

7.8   Subordinated Debt.

      Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt that would reasonably be expected to cause a Material Adverse Change without Lender's prior written consent.

7.9   Compliance.

      Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8     EVENTS OF DEFAULT

      Any one of the following is an Event of Default:

8.1   Payment Default.

      If Borrower fails to pay (i) any principal amount of the Obligations when due or (ii) any other Obligations within ten (10) days after such payment is due;

8.2   Covenant Default.

      (a)   If Borrower violates any covenant in Section 7; or


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      (b)   If Borrower does not perform or observe any material term, condition or covenant in this Agreement (other than those set forth in Sections 8.1 or 8.2(a)), any Loan Documents, or in any agreement between Borrower and Lender and as to any default under a term, condition or covenant that can be cured, has not cured the default within thirty (30) days after notice to Borrower of such default, or if the default cannot be cured within thirty (30) days or cannot be cured after Borrower's attempts within thirty (30) day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than sixty (60) days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

8.3   Material Adverse Change.

      If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any material portion of the Obligations or (iii) is a material impairment of the value or priority of Lender's security interests in a material portion of the Collateral (in any event, a "Material Adverse Change").

8.4   Attachment.

      If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in thirty (30) days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within thirty
(30) days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5   Insolvency.

      If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 60 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6   Other Agreements.

      If there is a default in any agreement between Borrower and a third party (and any applicable cure periods have expired) that gives the third party the right to accelerate any Indebtedness exceeding $250,000;

8.7   Judgments.

      If a non-appealable money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for ten (10) days (but no Credit Extensions will be made before the judgment is stayed or satisfied);

8.8   Misrepresentations.

      If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Lender or to induce Lender to enter this Agreement or any Loan Document; or


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8.9   Subsidiaries.

      Any circumstance described in Sections 8.3, 8.4, 8.5 or 8.7 occurs to any Subsidiary of Borrower.

9     LENDER'S RIGHTS AND REMEDIES

9.1   Rights and Remedies.

      If an Event of Default occurs and while it continues Lender may, without notice or demand, do any or all of the following:

      (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Lender);

      (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Lender;

      (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Lender considers advisable;

      (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Lender requires and make it available as Lender designates. Lender may enter premises at reasonable times and upon reasonable prior written notice to Borrower where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest (other than Permitted Liens) and pay all expenses incurred. Borrower grants Lender a license to enter and occupy any of its premises, without charge, to exercise any of Lender's rights or remedies;

      (e) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Lender is granted, during the pendency of an Event of Default, a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Lender's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Lender's benefit; and

      (f)   Dispose of the Collateral according to the Code.

9.2   Default Provisions.

      If an Event of Default occurs and while it continues, in addition to other rights and remedies under the Loan Documents and without waiving any rights or remedies thereunder, the Obligations shall accrue interest at five percent (5%) above the rate effective immediately before the Event of Default.


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9.3   Power of Attorney.

      Effective only if an Event of Default occurs and while it continues, Borrower irrevocably appoints Lender as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign
Borrower's name on any invoice or bill of lading for any Account or drafts against Account Debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Lender determines reasonable; and (v) transfer the Collateral into the name of Lender or a third party as the Code permits. Lender may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Lender's appointment as Borrower's attorney in fact, and all of Lender's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Lender's obligation to provide Credit Extensions terminates.

9.4   Accounts Collection.

      If an Event of Default occurs and continues, Lender may notify any Person owing Borrower money of Lender's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Lender and, if requested by Lender, immediately deliver the payments to Lender in the form received from the account debtor, with proper endorsements for deposit. From and after the occurrence of an Event of Default pursuant to Sections 8.1 and 8.3, Lender shall have the right to withdraw funds from the SVB accounts in an aggregate amount equal to the outstanding Obligations.

9.5   Lender Expenses.

      If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Lender may make all or part of the payment or obtain insurance policies required in Section 6.4, and take any action under the policies Lender deems prudent. Any amounts paid by Lender are Lender Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Lender are deemed an agreement to make similar payments in the future or Lender's waiver of any Event of Default.

9.6   Lender's Liability for Collateral.

      If Lender complies with reasonable banking practices and the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person, in each case other than due to Lender's gross negligence or willful misconduct. Except as provided above, Borrower bears all risk of loss, damage or destruction of the Collateral.

9.7   Remedies Cumulative.

      Lender's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Lender has all rights and remedies provided under the Code, by law, or in equity. Lender's exercise of one right or remedy is not an election, and Lender's waiver of any Event of Default is not a continuing waiver. Lender's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Lender and then is only effective for the specific instance and purpose for which it was given.

9.8   Demand Waiver.

      Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Lender on which Borrower is liable.

9.9   Lockbox

      After the occurrence and during the continuance of any Event of Default under any of the Loan Documents, Lender shall have the right to require that all items of payment of Borrower be deposited directly into an account to be maintained at Lender and from which only Lender shall have the right of withdrawal.

10    NOTICES

      All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. Notices and demand to Borrower shall also be sent to Piper Rudnick, LLP, 1200 19th Street, NW, Washington, D.C. 20036, Attn: Ernest Stern, Esq. A party may change its notice address by giving the other party written notice.

11    CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER

      Commonwealth of Virginia law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts in the Commonwealth of Virginia.

BORROWER AND LENDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12    GENERAL PROVISIONS

12.1  Successors and Assigns.

      This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Lender's prior written consent which may be granted or withheld in Lender's discretion. Lender has the right, upon written notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Lender's obligations, rights and benefits under this Agreement, provided that Lender may not assign any of its rights, obligations or benefits hereunder to a competitor of Borrower or in an amount less than $250,000.

12.2  Indemnification.

      Borrower will indemnify, defend and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Lender Expenses incurred, or paid by Lender from, following, or consequential to transactions between Lender and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Lender's gross negligence or willful misconduct.

12.3  Time of Essence.

      Time is of the essence for the performance of all obligations in this Agreement.

12.4  Severability of Provision.

      Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5  Amendments in Writing, Integration.

      All amendments to this Agreement must be in writing and signed by Borrower and Lender; provided that Borrower may amend the disclosure schedules from time to time upon written notice to Lender. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6  Counterparts.

      This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7  Survival.

      All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Lender will survive as to any action that may be brought against Lender until the statute of limitations for such action has run.

12.8  Confidentiality.

      In handling any confidential information, Lender will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Lender's subsidiaries or affiliates in connection with their business with Borrower (provided, however, Lender shall use commercially reasonable efforts in obtaining such subsidiary's or affiliate's agreement of the terms of this provision), (ii) to prospective transferees or purchasers of any interest in the loans (provided, however, Lender shall use commercially reasonable efforts in obtaining such prospective transferee or purchasers agreement of the terms of this provision), (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Lender's examination or audit and (v) as Lender considers appropriate to exercise remedies under this Agreement. Confidential information does not include information that is in the public domain or in Lender's possession when disclosed to Lender, or becomes part of the public domain after disclosure to Lender other than by Lender in violation of this Agreement.

12.9  Attorneys' Fees, Costs and Expenses.

      In any action or proceeding between Borrower and Lender arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.10 Termination.

      Borrower may terminate  this  Agreement at any time upon not less than ten
(10) days' prior written notice to Lender and upon payment in full of all Obligations. Upon such termination and payment in full of all Obligations, the liens created hereby shall be released and Lender shall execute and deliver such documents as are necessary to release Lender's liens in the Collateral and shall return the Collateral to Borrower.

13    DEFINITIONS

13.1  Definitions.

      In this Agreement:

      "Account Debtor" means any Person who is obligated on an Account and "Account Debtors" mean all Persons who are obligated on the Accounts.

      "Accounts" has the meaning set forth in the Code and includes all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

      "Advance" or "Advances" is a loan advance (or advances) under the Committed Revolving Line.

      "Affiliate" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

      "Borrower's Books" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

      "Business Day" is any day that is not a Saturday, Sunday or a day on which the banks in the Commonwealth of Virginia are closed.

      "Closing Date" is the date of this Agreement.

      "Code" is the Uniform Commercial Code, in effect in the Commonwealth of Virginia in effect from time to time.

      "Collateral" is the property described on Exhibit A.

      "Committed Revolving Line" is Advances up to Seven Hundred Fifty Thousand Dollars ($750,000).

      "Contingent Obligation" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

      "Copyrights" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

      "Credit Extension" is each Advance or any other extension of credit hereunder by Lender for Borrower's benefit.

      "Equipment" has the meaning set forth in the Code and includes is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

      "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

      "GAAP" is generally accepted accounting principles.

      "Indebtedness" is (a) indebtedness for borrowed money or the deferred purchase price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

      "Insolvency Proceeding" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

      "Intellectual Property" is:

      (a) Copyrights, Trademarks and Patents including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

      (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

      (c) All design rights which may be available to Borrower now or later created, acquired or held;

      (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above; and

      (e) All Proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

      "Intellectual Property Security Agreement" means that certain intellectual property security agreement of even date herewith by and between Borrower and Lender, together with all renewals, amendments, modifications and substitutions, therefor.

      "Inventory" has the meaning set forth in the Code and includes is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other Proceeds from the sale or disposition of any of the foregoing and any documents of title.

      "Investment" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

      "Lender Expenses" are all reasonable audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

      "Letter-of-credit right" means a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

      "Lien" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

      "Loan Documents" are, collectively, this Agreement, the Revolving Promissory Note, the Warrant, the Intellectual Property Security Agreement, any note, or notes or guaranties executed by Borrower and any other present or future agreement between Borrower and/or for the benefit of Lender in connection with this Agreement, all as amended, extended or restated.

      "Material Adverse Change" has the meaning set forth in Section 8.3.

      "Obligations" are debts, principal, interest, Lender Expenses and other amounts Borrower owes Lender now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Lender.

      "Patents" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

      "Permitted Indebtedness" is:

      (a) Borrower's indebtedness to Lender under this Agreement or any other Loan Document;

      (b) Indebtedness existing on the Closing Date and shown on the Schedule, and any renewals, extensions or refinancings thereof that do not increase the principal amount thereof;

      (c)   Subordinated Debt;

      (d) Indebtedness to trade creditors incurred in the ordinary course of business;

      (e)   Indebtedness secured by Permitted Liens;

      (f)   Indebtedness  for  performance  bonds,   surety  bonds  and  similar
obligations provided in the ordinary course of business;

      (g) Contingent Obligations arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business; and

      (h)   other Indebtedness not to exceed $50,000 in the aggregate.

      "Permitted Investments" are:

      (a)   Investments shown on the Schedule and existing on the Closing Date;

      (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) certificates of deposit issued maturing no more than 1 year after issue, (iv) deposit accounts of Borrower in which Lender has a security interest and (v) money market funds which invest at least 80% of their assets in the foregoing;

      (c)   extensions of trade credit in the ordinary course of business;

      (d) loans and advances to employees for moving, entertainment, travel and similar expenses; and

      (e)   other Investments aggregating not in excess of $50,000 at any time.

      "Permitted Liens" are:

      (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

      (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books;

      (c) Purchase money Liens and Liens in respect of capital lease obligations (i) on Equipment and related software acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment and/or related software, or (ii) existing on Equipment and/or related software when acquired, if the Lien is confined to the property and improvements and the Proceeds of the equipment;

      (d) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Lender a security interest;

      (e) Liens in connection with leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

      (f)   Liens  securing  claims  or  demands  of   materialmen,   mechanics,
carriers, warehousemen, landlords and other like Persons arising in the ordinary course of business, if payment thereof is not yet due or is being contested;

      (g) pledges and deposits made in the ordinary course of business to secure insurance policies and obligations under worker's compensation and other statutory requirements;

      (h) easements, rights of way and other Liens on real property that do not materially detract from the value of such real property;

      (i)   judgment Liens not giving rise to an Event of Default; and

      (j) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (e), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

      "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

      "Proceeds" has the meaning described in the Code as in effect from time to time.

      "Registered Organization" means an organization organized solely under the law of a single state or the United States and as to which the state or the United States must maintain a public record showing the organization to have been organized.

      "Responsible Officer" is the Chief Executive Officer, the President, the Chief Financial Officer or the Controller of Borrower.

      "Revolving Maturity Date" is the earlier of (i) July __, 2003 or (ii) the date on which Borrower closes on a subsequent round of equity which raises not less than Two Million Dollars ($2,000,000).

      "Revolving Promissory Note" means that certain Revolving Promissory Note of even date herewith in the maximum principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) from Borrower in favor of Lender, together with all renewals, amendments, modifications and substitutions, therefor.

      "Schedule" is any attached schedule of exceptions.

      "Subordinated Debt" is debt incurred by Borrower subordinated to Borrower's indebtedness owed to Lender and which is reflected in a written agreement in a manner and form acceptable to Lender and approved by Lender in writing.

      "Subsidiary" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Borrower.

      "Supporting Obligation" means a Letter-of-credit right, secondary obligation or obligation of a secondary obligor or that supports the payment or performance of an account, chattel paper, a document, a general intangible, an instrument or investment property.

      "Trademarks" are trademark and servicemark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Borrower connected with the trademarks.


                     [SIGNATURES ARE ON THE FOLLOWING PAGE]

BORROWER:

SOLUTION TECHNOLOGY INTERNATIONAL, INC.


By: /s/ Dan L. Jonson
  -------------------------------------
  Name:  Dan L. Jonson
  Title: President


LENDER:

CROSSHILL GEORGETOWN CAPITAL, L.P.


By: /s/ Stephen X. Graham
  -------------------------------------
  Name:  Stephen X. Graham
  Title: Principal

                                    EXHIBIT A

      The Collateral consists of all of Borrower's right, title and interest in and to the following:

      All goods and equipment as defined in the Uniform Commercial Code now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

      All Inventory as defined in the Uniform Commercial Code and includes, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other Proceeds, , resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

      All  contract  rights  and  general  intangibles  now  owned or  hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

      All Accounts as defined in the Uniform Commercial Code and includes now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

      All Letter-Of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

      All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

      All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

      All Supporting Obligations and all of the Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and Proceeds thereof.

                                    EXHIBIT B

LOAN PAYMENT/ADVANCE REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS 3:00 E.S.T.
Fax To:_____________                                        Date:_______________

--------------------------------------------------------------------------------
Loan Payment:______________________ Client Name (Borrower)

From Account #__________________________    To Account #________________________
                   (Deposit Account #)                      (Loan Account #)

Principal $_____________________________    and/or Interest $___________________

All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of this date:

Authorized Signature:________________________________   Phone Number:___________


--------------------------------------------------------------------------------
LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #__________________________    To Account #________________________
                   (Loan Account #)                        (Deposit Account #)

Amount of Advance $_____________________

All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of this date:

Authorized Signature:_______________________   Phone Number:____________________

--------------------------------------------------------------------------------

OUTGOING WIRE REQUEST

Complete only if all or a portion of funds from the loan advance above are to be wired. Deadline for same day processing is 12:00 p.m., E.S.T.

Beneficiary Name:_______________________    Amount of Wire: $___________________

Beneficiary Bank:_______________________    Account Number:_____________________

City and Sate:__________________________

Beneficiary Bank Transit (ABA) #: __ __ __ __ __    Beneficiary Bank Code
                                                   (Swift, Sort, Chip, etc.):___
                                                   (For International Wire Only)

Intermediary Bank:______________________    Transit (ABA) #:____________________

For Further Credit to:__________________________________________________________

Special Instruction:____________________________________________________________

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:___________________    2nd Signature (If Required):________

Print Name/Title:_______________________    Print Name/Title:___________________

Telephone #_____________________________    Telephone #_________________________